Exhibit 10.1



          Summary of June 28, 2007 Revisions to Executive Compensation

                                                  Bonus Plan
                                                   Target
                                                 Compensation
                                        Annual   (aggregated   Other Annual
Executive Officer                    Base Salary   basis)      Compensation
------------------------------------------------ ----------- -------------------
John Dulchinos                         $ 235,000   50%(1)    Housing allowance
President and Chief Operating Officer          0             unchanged, Group
                                                             term life insurance
                                                             excess premiums
                                                             continue

(1) Bonus for fiscal 2007 as previously approved sales commission basis per Adept's 2007 Executive Bonus Plan. 50% Bonus target for fiscal 2008 to reflect attainment of certain corporate targets, including revenue and profitability targets, and other targets to be defined by the Board.